UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 30, 2023
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⌧	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 8.01. Other Events.

On May 30, 2023, Republic First Bancorp, Inc. (the “Company”) issued a press release announcing that Andrew B. Cohen has been elected independent Chairman of the Company’s Board of Directors, effective June 1, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
99.1	Press Release dated May 30, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements,” including statements contained in this release and in the Company's filings with the Commission. The forward-looking statements contained in this disclosure, are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The Company and its operations are subject to numerous risks and uncertainties that include: general economic conditions, including turmoil in the financial markets and related efforts of government agencies to stabilize the financial system; the impact of the COVID-19 pandemic on our business and results of operation; geopolitical conflict and inflationary pressures including Federal Reserve interest rate hikes; the effect of potential recessionary conditions;  the adequacy of our allowance for credit losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans; inflation; changes to our primary service area; changes in interest rates; our ability to identify, negotiate, secure and develop new branch locations and renew, modify, or terminate leases or dispose of properties for existing branch locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; deposit flows; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; our securities portfolio and the valuation of our securities; accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; rapidly changing technology; our ability to regain compliance with Nasdaq Listing Rules 5250(c)(1) and 5620(a); the failure to maintain current technologies; failure to attract or retain key employees; our ability to access cost-effective funding; fluctuations in real estate values; litigation liabilities, including costs, expenses, settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services. You should carefully review the risk factors described in the Form 10-K for the fiscal year ended December 31, 2021 and other documents the Company files from time to time with the Securities and Exchange Commission. The words “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: May 30, 2023	By:	/s/ Thomas X. Geisel
	Name:	Thomas X. Geisel
	Title:	President and Chief Executive Officer

Exhibit 99.1

Republic First Bancorp, Inc. Announces the Election of Andrew B. Cohen as Independent Chairman of the Board of Directors
Thanks Founder Harry D. Madonna for Recent Service as Chairman and Continued Dedication to the Bank’s Customers, Employees, Community Partners and Shareholders
PHILADELPHIA, May 30, 2023 (BUSINESS WIRE) -- Republic First Bancorp, Inc. (NASDAQ: FRBK) (“Republic” or the “Company”), the parent company of Republic First Bank d/b/a Republic Bank (the “Bank”), today announced that Andrew B. Cohen has been elected independent Chairman of the Company’s Board of Directors (the “Board”), effective June 1, 2023. Mr. Cohen is the Chief Investment Officer and Co-Founder of Cohen Private Ventures LLC, a long-term shareholder of Republic. He joined the Board in 2017.
Mr. Cohen possesses strong capital markets acumen, corporate governance experience, and institutional knowledge of Republic and the broader banking sector. In addition, he brings the perspectives of a sizable shareholder to the chairmanship. The Board determined that Mr. Cohen was the right independent director to assume the chairmanship as Republic navigates a once-in-a-generation sector dislocation, strengthens its governance and takes strategic actions to transform the Bank.
With the election of Mr. Cohen, Harry D. Madonna has stepped down as Chairman. Mr. Madonna, who founded Republic in 1988 and led the organization to many years of growth, will continue to serve as a director. The Board wants to take the opportunity to thank Mr. Madonna for his years of leadership and ongoing service to the Company’s customers, employees, community partners and shareholders.
To learn more about the strategic actions that Republic has been taking, visit the Company’s newsroom.
About Republic Bank
Republic Bank is the operating name for Republic First Bank. Republic First Bank is a full-service, state-chartered commercial bank, whose deposits are insured up to the applicable limits by the Federal Deposit Insurance Corporation (FDIC). The Bank provides diversified financial products through its 34 offices located in Atlantic, Burlington, Camden, and Gloucester Counties in New Jersey; Bucks, Delaware, Montgomery and Philadelphia Counties in Pennsylvania and New York County in New York. For more information about Republic Bank, please visit myrepublicbank.com.
Forward Looking Statements
This press release, and oral statements made regarding the subjects of this release, contains “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding the Company’s estimates, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing the Company’s ability to regain compliance with the Nasdaq listing requirements and future operating results are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release. You should carefully review the risk factors described in the Form 10-K for the year ended December 31, 2021 and other documents the Company files from time to time with the Securities and Exchange Commission (the “SEC”).
Important Additional Information
The Company intends to file a definitive proxy statement and may file a WHITE proxy card with the SEC in connection with the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.myrepublicbank.com or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.myrepublicbank.com.
Contacts:
Longacre Square Partners
Greg Marose / Joe Germani, 646-386-0091
frbk@longacresquare.com